UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): May 6, 2013

PROPHASE LABS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-21617 (Commission File Number)	23-2577138 (I.R.S. Employer Identification No.)

621 N. Shady Retreat Road Doylestown, PA	18901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 345-0919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

This Current Report on Form 8-K/A updates information provided in the Current Report on Form 8-K dated May 9, 2013, relating to disclosures made, under Item 5.07, Submission of Matters to a Vote of Security Holders, with respect to the results of the voting at the Annual Meeting of Stockholders of ProPhase Labs, Inc. held on May 6, 2013. Some of the voting results previously filed on Form 8-K were reported incorrectly and have been updated below. The final outcome for each proposal under consideration at the Annual Meeting as previously reported did not change.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, six proposals were submitted to the stockholders of the Company. The proposals are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 3, 2013. The final results for the votes regarding each proposal are set forth below.

1. Stockholders elected six directors to the Company’s Board of Directors to hold office for the ensuing year until the next annual meeting of stockholders and until their successors are elected and qualified. The votes regarding the election of the six nominees were as follows:

	For	Withheld	Abstained	Broker Non-Votes
Ted Karkus	7,204,734	4,008,723	0	3,615,204
Mark Burnett	7,204,864	4,008,593	0	3,615,204
Mark Frank	7,205,564	4,007,893	0	3,615,204
Louis Gleckel, MD	7,199,620	4,013,837	0	3,615,204
Mark Leventhal	7,204,814	4,008,643	0	3,615,204
James McCubbin	7,205,314	4,008,143	0	3,615,204

2. Stockholders ratified the selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
10,723,559	3,861,726	243,376	0

3. Stockholders ratified the amendment to the AR 2010 Plan. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
7,074,253	4,114,141	25,063	3,615,204

4. Stockholders ratified the amendment to the Directors’ Plan. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
7,065,368	4,133,444	14,645	3,615,204

5. Stockholders approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
7,112,753	4,078,041	22,663	3,615,204

6. Stockholders recommended, in an advisory and non-binding vote, a triennial advisory and non-binding vote on the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
1,077,026	78,944	6,288,249	3,769,238	3,615,204

Consistent with the preference expressed by a majority of the Company’s stockholders that voted in the say on pay frequency vote (proposal no. 6), the Board of Directors determined that the Company will hold a say on pay vote every three calendar years until the next say on pay frequency vote, which will occur no later than the Company’s annual meeting of stockholders in 2019.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

By:	/s/ Robert V. Cuddihy, Jr.
Robert V. Cuddihy, Jr. Chief Operating Officer and Chief Financial Officer

Date: May 21, 2013